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                                                                   Exhibit 23(a)





                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No.'s 333-778, 333-780, 333-782, 333-784, 333-786 and
333-30057) of American Oncology Resources, Inc. of our report dated March 11, 1998 appearing on page 23 of this Form 10-K.















PRICE WATERHOUSE LLP
Houston, Texas
March 11, 1998